                                                                   Exhibit 13(d)

              FORM OF AMENDED APPENDIX A DATED ____________________
                       TO DRESDNER RCM GLOBAL FUNDS, INC.
                          DISTRIBUTION AND SERVICE PLAN

FUND/CLASS                                                        DISTRIBUTION FEE
Dresdner RCM Large Cap Growth Fund

Class N                                                                0.25%

Dresdner RCM Global Small Cap Fund

Class N                                                                0.25%

Dresdner RCM Global Technology Fund

Class N                                                                0.25%

Dresdner RCM Emerging Markets Fund

Class N                                                                0.25%

Dresdner RCM Tax Managed Growth Fund

Class N                                                                0.25%

Dresdner RCM Global Equity Fund

Class N                                                                0.25%

Dresdner RCM Strategic Income Fund

Class N                                                                0.25%

Dresdner RCM Europe Fund

Class N                                                                0.25%

Dresdner RCM International Growth Equity Fund

Class N                                                                0.25%

Dresdner RCM MidCap Fund

Class N                                                                0.25%

Dresdner RCM Small Cap Fund

Class N                                                                0.25%